SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2021

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction	(Commission File No.)	(I.R.S. employer
of incorporation)		Identification No.)

131 Clarendon Street, Boston Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 425-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value of $0.01 per share	BRKL	Nasdaq Global Select Market

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Brookline Bancorp, Inc., a Delaware corporation (the “Company”), held on May 12, 2021, the Company’s stockholders approved the Brookline Bancorp, Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan”).  The 2021 Plan permits awards to employees and directors in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards, or any combination thereof. The foregoing description of the 2021 Plan is qualified in its entirety by reference to the text of the 2021 Plan, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, John J. Doyle, Jr., Thomas J. Hollister, Charles H. Peck, Paul A. Perrault, and Joseph J. Slotnik were elected as directors to hold office for a term of three years and until their successors are duly elected and qualified. In addition, the Company’s stockholders (i) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021, (ii) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers, and (iii) approved the 2021 Plan.

The final voting results are set forth below.

(1) Election of directors:

	For	Against	Abstain	Broker Non-Votes
John J. Doyle, Jr.	58,113,940	5,579,360	60,731	8,662,862
Thomas J. Hollister	63,142,525	556,534	54,972	8,662,862
Charles H. Peck	59,430,592	4,280,499	42,940	8,662,862
Paul A. Perrault	63,185,781	521,108	47,142	8,662,862
Joseph J. Slotnik	56,915,731	6,772,965	65,335	8,662,862

(2) Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
71,740,388	584,829	91,676	8,662,862

(3) Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
61,904,610	1,757,479	91,942	8,662,862

(4) Approval of the 2021 Plan:

For	Against	Abstain	Broker Non-Votes
62,176,333	1,513,652	64,046	8,662,862

Item 9.01	Financial Statements and Exhibits

10.1	Brookline Bancorp, Inc. 2021 Stock Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021	Brookline Bancorp, Inc.

	By:	/s/ Michael W. McCurdy
Michael W. McCurdy Chief Risk Officer, General Counsel and Secretary

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit No.	Description

10.1	Brookline Bancorp, Inc. 2021 Stock Option and Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).